UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 14, 2006

         Saxon Asset Securities Company
(Exact Name of Registrant as Specified in its Charter)

Virginia	333-131712	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 967-7400

                                             None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Notes, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-131712) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,078,545,000 in aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes (the “Notes”) of its Mortgage Loan Asset Backed Notes, Series 2006-3 and one class of trust certificates (the “Trust Certificates” and, together with the Notes, the “Securities”) on October 10, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the Prospectus, dated April 26, 2006, as supplemented by the Prospectus Supplement, dated October 5, 2006 (the “Prospectus Supplement”), to file information relating to subsequent mortgage loans (the “Subsequent Mortgage Loans”) purchased by the Registrant.

Pursuant to the Subsequent Sales Agreement (the “Subsequent Sales Agreement”), attached as Exhibit 99.1, dated November 14, 2006, between Saxon Funding Management, Inc. (“SFM”) and Saxon Asset Securities Company (“Saxon”), and acknowledged by Deutsche Bank Trust Company Americas (the “Indenture Trustee”), the Registrant purchased Subsequent Mortgage Loans for inclusion in the Trust Estate of Saxon Asset Securities Trust 2006-3 (the “Issuer”) pursuant to the Sale and Servicing Agreement, dated as of September 1, 2006 (the “Sale and Servicing Agreement”), among the Issuer, Saxon as depositor, SFM, as master servicer, Saxon Mortgage Services, Inc., as servicer, and the Indenture Trustee, a form of which was filed as an exhibit to the Registrant’s Form 8-K filed on October 24, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement and in the Subsequent Sales Agreement, as applicable.

Item 9.01. Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

99.1
Subsequent Sales Agreement, dated November 14, 2006,  between Saxon Funding Management, Inc. and Saxon Asset Securities Company, and acknowledged by Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:	/s/ Ernest G. Bretana
Name: Ernest G. Bretana
Title: Vice President

Dated: November 14 , 2006

EXHIBIT INDEX

Exhibit No.    Description     Page No.

99.1
Subsequent Sales Agreement, dated November 14, 2006, between Saxon Funding Management, Inc. and Saxon Asset Securities Company, and acknowledged by Deutsche Bank Trust Company Americas, as Indenture Trustee.